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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

     REGISTRATION STATEMENT (NO. 2-57689) UNDER THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 45
                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 49

                         VANGUARD MUNICIPAL BOND FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.


               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
          ON NOVEMBER 12, 2001, PURSUANT TO PARAGRAPH (B) OF RULE 485.


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                                     PART B

                       VANGUARD(R) MUNICIPAL BOND FUNDS
                                  (THE TRUST)

                      STATEMENT OF ADDITIONAL INFORMATION

                               NOVEMBER 12, 2001



This Statement is not a prospectus but should be read in conjunction with the Trust's current Prospectus (dated November 12, 2001). To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Funds' Financial Statements as hereby incorporated by reference, please call:

                INVESTOR INFORMATION DEPARTMENT: 1-800-662-7447


                               TABLE OF CONTENTS

                                                                PAGE
DESCRIPTION OF THE TRUST.........................................B-1
INVESTMENT POLICIES..............................................B-3
PURCHASE OF SHARES...............................................B-8
REDEMPTION OF SHARES.............................................B-9
VALUATION OF SHARES..............................................B-9
FUNDAMENTAL INVESTMENT LIMITATIONS..............................B-10
MANAGEMENT OF THE FUNDS.........................................B-11
PORTFOLIO TRANSACTIONS..........................................B-15
CALCULATION OF YIELD............................................B-16
YIELD AND TOTAL RETURN..........................................B-17
INVESTMENT MANAGEMENT...........................................B-19
FINANCIAL STATEMENTS............................................B-20
DESCRIPTION OF MUNICIPAL BONDS AND THEIR RATINGS................B-20

                            DESCRIPTION OF THE TRUST


ORGANIZATION

The Trust was organized as Warwick Tax-Exempt Bond Fund, a Maryland corporation, in 1976. In 1984, the Trust was reorganized into a Pennsylvania business trust. The Trust was reorganized as a Maryland corporation again in 1985, and was then reorganized as a Delaware business trust in July, 1988. Prior to its reorganization as a Delaware business trust, the Trust was known as Vanguard Municipal Bond Fund, Inc. The Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, diversified management investment company. It currently offers the following funds and classes of shares:


                                                            SHARE CLASSES
FUND*                                                INVESTOR           ADMIRAL
Tax-Exempt Money Market Fund                             Yes              No
Short-Term Tax-Exempt Fund..                             Yes              Yes
Limited-Term Tax-Exempt Fund                             Yes              Yes
Intermediate-Term Tax-Exempt Fund                        Yes              Yes
Long-Term Tax-Exempt Fund...............                 Yes              Yes
Insured Long-Term Tax-Exempt Fund.......                 Yes              Yes
High-Yield Tax-Exempt Fund..............                 Yes              Yes

                    *(EACH, A FUND; COLLECTIVELY, THE FUNDS)

     Each Fund (except the Tax-Exempt Money Market Fund) offers two classes of shares, Investor Shares and Admiral Shares.


     The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that the Trust may issue.


SERVICE PROVIDERS

     CUSTODIAN. First Union National Bank, PA4943, 530 Walnut Street, Philadelphia, Pennsylvania 19106, serves as the Funds' custodian. The custodian is responsible for maintaining the Funds' assets and keeping all necessary accounts and records of each Fund's assets.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 2001 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103, serves as the Funds' independent accountants. The accountants audit each Fund's annual financial statements and provide other related services.

     TRANSFER  AND   DIVIDEND-PAYING   AGENT.  The  Funds'  transfer  agent  and
dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.


CHARACTERISTICS OF THE FUND'S SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of the Funds. Each Fund or class may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected Fund or class. Unless terminated by reorganization or liquidation, each Fund or class will continue indefinitely.

     SHAREHOLDER LIABILITY. The Funds are organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Funds themselves had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of each Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid ratably to all Fund shareholders according to the number of shares held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

     VOTING RIGHTS. Shareholders of each Fund are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any class or Fund; or (iii) the trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of the fund's net assets, and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the fund affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote of shareholders. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another.

     LIQUIDATION RIGHTS. In the event of liquidation, shareholders will be entitled to receive a pro rata share of the Funds' net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are attributable to that class.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.


     CONVERSION RIGHTS. Shareholders of each Fund (except the Tax-Exempt Money Market Fund) may convert their shares into another class of shares of the same fund upon the satisfaction of any then applicable eligibility requirements. There are no conversion rights associated with the Tax-Exempt Money Market Fund's shares.


     REDEMPTION  PROVISIONS.  The Funds' redemption  provisions are described in
their  current   prospectus  and  elsewhere  in  this  Statement  of  Additional
Information.

     SINKING FUND PROVISIONS. The Funds' have no sinking fund provisions.

     CALLS OR ASSESSMENT. Each Funds' shares, when issued, are fully paid and non-assessable.


TAX STATUS OF THE FUNDS

Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that a Fund will not be liable for federal tax or income and capital gains distributed to shareholders. In order to preserve its tax status, the Funds must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


                              INVESTMENT POLICIES

The following policies supplement the investment policies set forth in the Funds' Prospectus.


GENERAL

As a matter of fundamental policy, each Fund will invest 80% of its net assets in tax-exempt securities under normal market conditions.

     REPURCHASE AGREEMENTS. Each Fund along with other members of The Vanguard Group may invest in repurchase agreements with commercial banks, brokers, or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which a Fund acquires a fixed-income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. In addition, the Funds' board of trustees will monitor each Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker, or dealer party to a repurchase agreement with a Fund.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the adviser acknowledges these risks, it is expected that they will be controlled through careful monitoring procedures.

     VANGUARD INTERFUND LENDING PROGRAM. The Commission has issued an exemptive order permitting the Funds and other Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.

     FUTURES CONTRACTS AND OPTIONS. Each Fund (except the Money Market Fund) may enter into futures contracts, options, and options on futures contracts for several reasons: to simulate full investment in the underlying securities while retaining a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is mispriced more attractively than other futures contracts or the underlying security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument or index are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government Agency. Assets committed to futures contracts will be segregated to the extent required by law.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been sold, or selling a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them.
Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Funds intend to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to a Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. A Fund will only sell futures contracts to protect securities or other futures contracts it owns against price declines or purchase contracts to protect against an increase in the price of securities or other futures contracts it intends to purchase.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     Restrictions on the Use of Futures Contracts. A Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, a Fund will not enter into futures contracts to the extent that their outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

     Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge.

     A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Funds are engaged in only for hedging purposes, the adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. The Funds would presumably have sustained comparable losses if, instead of the futures contract, they had invested in the underlying financial instrument and sold it after the decline.

     Use of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Additionally, investments in futures and options involve the risk that the investment adviser will incorrectly predict stock market and interest rate trends.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     Other Types of Derivatives. In addition to futures and options, each Fund may invest in other types of derivatives, including warrants, swap agreements and partnerships or grantor trust derivative products. Derivatives are instruments whose value is linked to or derived from an underlying security. Derivatives may be traded separately on exchanges or in the over-the-counter market, or they may be imbedded in securities. The most common imbedded derivative is the call option attached to, or imbedded in, a callable bond. The owner of a traditional callable bond holds a combination of a long position in a non-callable bond and a short position in a call option on that bond.

     Derivative instruments may be used individually or in combination to hedge against unfavorable changes in interest rates, or to take advantage of anticipated changes in interest rates. Derivatives may be structured with no, or a high degree of, leverage. When derivatives are used as hedges, the risk incurred is that the derivative instrument's value may change differently than the value of the security being hedged. This "basis risk" is generally lower than the risk associated with an unhedged position in the security being hedged. Some derivatives may entail liquidity risk, i.e., the risk that the instrument cannot be sold at a reasonable price in highly volatile markets. Leveraged derivatives used for speculation are very volatile, and therefore, very risky. However, the Funds will only utilize derivatives for hedging or arbitrage purposes, and not for speculative purposes. Over-the-counter derivatives involve a counterparty risk, i.e., the risk that the individual or institution on the other side of the agreement will not or cannot meet their obligations under the derivative agreement.

     Federal Tax Treatment of Futures Contracts. Each Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts held as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term depending on the holding period of the contract. Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the Fund's business of investing in securities or currencies. It is anticipated that any net gain on futures contracts will be considered qualifying income for purposes of the 90% requirement.

     A Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the transactions.

     FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts the Fund may make or enter into will be subject to the special currency rules described above.

     TEMPORARY INVESTMENTS. The Funds may take temporary investment measures that are inconsistent with the Funds' normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political or other conditions. Such measures could include investments in (a) highly liquid short-term fixed-income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consistent with those of the Fund; (c) repurchase agreements involving any such securities; and
(d) other money market instruments. There is no limit on the extent to which the Funds may take temporary investment measures. In taking such measures, the Funds may fail to achieve their investment objective.


     ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets, except that the Money Market Fund may invest up to 10% of its net assets, in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books.


     Each Fund may invest in restricted, privately placed securities that, under securities laws, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers or after they have been held for a number of years, they may be considered illiquid securities--meaning that they could be difficult for the Fund to convert to cash if needed.

     If a substantial market develops for a restricted security held by a Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund's board of trustees. This generally includes securities that are unregistered that can only be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933 (the 1933 Act). While the Fund's investment adviser determines the liquidity of restricted securities on a daily basis, the board oversees and retains ultimate responsibility for the adviser's decisions. Several factors that the board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.

     MUNICIPAL LEASE OBLIGATIONS. Each Fund may invest in municipal lease obligations. These securities are sometimes considered illiquid because of the inefficiency and thinness of the market in which they are traded. Under the supervision of each Fund's board of trustees, the Fixed Income Group may determine to treat certain municipal lease obligations as liquid, and therefore not subject to the Funds' 15% limit on illiquid securities (10% for the Money Market Funds). The factors that the Fixed Income Group may consider in making these liquidity determinations include: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to underwrite and make a market in the security; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) factors unique to a particular security, including general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by Fund.

     In the case of any unrated municipal lease obligations, a Fixed Income Group analyst will assign a credit rating based upon criteria that include an analysis of factors similar to those considered by nationally recognized statistical rating organizations. In addition, the Fixed Income Group's liquidity determinations will incorporate those factors mentioned in (5) in the previous paragraph.

     WHEN-ISSUED SECURITIES. Each Fund may purchase tax-exempt securities on a "when-issued" basis. In buying "when-issued" securities, a Fund commits to buy securities at a certain price even though the securities may not normally be delivered for up to 45 days. The Fund pays for the securities and begins earning interest when the securities are actually delivered. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. It is also possible that the securities will never be issued and the commitment cancelled.


                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value per share next determined after the order is received. The net asset value per share is calculated as of the close of the New York Stock Exchange on each day the Exchange is open for business. An order received prior to the close of the Exchange will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.

     Each Fund reserves the right in its sole discretion: (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Funds, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of a Funds' shares.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     Each Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Funds at the beginning of such period.

     No charge is made by the Fund for redemptions. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by each Fund.


                              VALUATION OF SHARES


SHORT-TERM, LIMITED-TERM, INTERMEDIATE-TERM, LONG-TERM, INSURED LONG-TERM, AND HIGH-YIELD TAX-EXEMPT FUNDS. Each Fund's share price, or "net asset value" per share, is calculated by dividing the net assets attributed to each share class by the total number of shares outstanding for such share class. The net asset values per share are determined as of the regular close of the New York Stock Exchange (generally 4 p.m., Eastern time) on each day that the Exchange is open for trading. For purposes of calculating net asset values, the board of trustees has approved the use of pricing services to value bonds and other fixed-income securities held by the Funds, so long as the prices provided are believed to reflect the fair market value of such securities. (Since the majority of municipal bonds issues do not trade each day, current prices are generally not available for many securities. In estimating a security's price, a pricing service takes into account institutional-size trading in similar groups of securities and any developments related to specific securities.) The methods used by the pricing services and the valuations so established are reviewed by the officers of the Fund under policies determined by the trustees. There are a number of pricing services available and the trustees, as part of an on-going evaluation of these services, may authorize the use of other pricing services or discontinue the use of any service in whole or in part. Securities not priced in this manner are priced at the most recent quoted bid price provided by investment dealers. Short-term instruments maturing within 60 days of the valuation date may be valued at cost, plus or minus any amortized discount or premium. Other assets and securities for which no quotations are readily available will be valued in good faith at their fair value using methods determined by the trustees.


     TAX-EXEMPT MONEY MARKET FUND. Vanguard Tax-Exempt Money Market Fund's share price, or "net asset value" per share is calculated by dividing the total assets of the Fund less all liabilities, by the total number of fund shares outstanding. The net asset value per share of the Tax-Exempt Money Market Fund is determined as of the regular close of the New York Stock Exchange on each day that the Exchange is open for trading.

     The instruments held by the Money Market Fund are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at-cost and thereafter assuming a constant amortization for as long as the security is held of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price which each the Fund would receive it if sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

     It is a fundamental objective of management to maintain the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. The trustees have established procedures designed to achieve this objective. Such procedures will include a review of the Fund's holdings by the trustees, at such intervals as they may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists which may result in material dilution or unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; making a special capital distribution; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations.


                       FUNDAMENTAL INVESTMENT LIMITATIONS

Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the affected Fund's shares. For these purposes, a "majority" of shares means the lesser of: (i) 67% or more of the shares voted, so long as more than 50% of a Fund's outstanding shares are present or represented by proxy; or
(ii) more than 50% of the Fund's outstanding shares.

     BORROWING. Each Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. Each Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of nets assets, and interest paid on such borrowings will reduce income.

     COMMODITIES. Each Fund may not invest in commodities, except that it may invests in fixed-income futures contracts and options on fixed-income contracts. No more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of a Fund's total assets may be invested in futures contracts or options at any time.

     DIVERSIFICATION. Each Fund may not purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies or instrumentalities, or any Municipal Bond guaranteed by the U. S. Government. The Tax-Exempt Money Market Fund may, however, invest in a single issuer as permitted by the Commission (which currently permits a money market fund to invest up to 25% of its total assets in the highest-quality securities of a single issuer for a period of up to three business days).

     ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% (10% with respect to the Money Market Fund) of its net assets would be invested in securities that are illiquid.

     INDUSTRY CONCENTRATION. Each Fund may not invest in securities other than Municipal Securities, except that it may make temporary investments (up to 20% of its total assets under normal circumstances) in certain short-term taxable securities issued by or on behalf of municipal or corporate issuers, obligations of the United States Government and its agencies or instrumentalities, commercial paper, bank certificates of deposit, and any such items subject to short-term repurchase agreements.

     INVESTMENT COMPANIES. Each Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares a Fund acquires pursuant to Section 12 must have investment objectives and policies consistent with those of the Fund.

     LOANS. Each Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed or customarily purchased by institutional investors, or through Vanguard's interfund lending program.

     MARGIN. Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

     OIL, GAS, MINERALS. Each Fund may not invest in interests in oil, gas, or other mineral exploration or development programs (although the Fund may invest in bonds and money market instruments secured by interests in these programs), except as permitted by the Fund's investment policies relating to commodities.

     PLEDGING ASSETS. Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

  PUT OPTIONS, CALL OPTIONS, STRADDLES, AND SPREADS. Each Fund may not invest in put or call options, or employ straddles or spread strategies, except as permitted by the Fund's investment policies relating to commodities.


  REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in Municipal Bonds secured by real estate and interests therein.

     SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.

     UNDERWRITING. Each Fund may not engage in the business of underwriting securities issued by other persons. A Fund will not be considered an underwriter when disposing of its investment securities.

     The investment limitations set forth above are considered at the time that investment securities are purchased. If a percentage restriction is adhered to at the time of purchase, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restrictions.

     None of these limitations prevents a Fund from participating in The Vanguard Group, Inc. (Vanguard). Because the Funds are members of the Group, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.

                            MANAGEMENT OF THE FUNDS


OFFICERS AND TRUSTEES

The officers of the Funds manage their day-to-day operations and are responsible to the Funds' board of trustees. The trustees set broad policies for each Fund and choose their officers. The following is a list of trustees and officers of the Funds' and a statement of their present positions and principal occupations during the past five years. As a group, the Funds' trustees and officers own less than 1% of the outstanding shares of each Fund. Each trustee also serves as a Director of The Vanguard Group, Inc. In addition, each trustee serves as a trustee of each of the 104 funds administered by Vanguard (102 in the case of Mr. Malkiel). The mailing address of the trustees and officers of the Funds' is Post Office Box 876, Valley Forge, PA 19482.

JOHN J. BRENNAN, (DOB: 7/29/1954) Chairman, Chief Executive Officer, and Trustee* Chairman, Chief Executive Officer and Director (Trustee) of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS, (DOB: 10/23/1937) Trustee Senior Advisor to Greenwich Associates (International Business Strategy Consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute of Biomedical Research.

JOANN HEFFERNAN HEISEN, (DOB: 1/25/1950) Trustee Vice President, Chief Information Officer, and member of the Executive Committee of Johnson & Johnson (Pharmaceuticals/Consumer Products); Director of The Medical Center at Princeton and Women's Research and Education Institute.


BURTON G. MALKIEL, (DOB: 8/28/1932) Trustee Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, BKF Capital (Investment Management), The Jeffrey Co. (Holding Company), and NeuVis, Inc. (Software Company).


ALFRED M. RANKIN,  JR., (DOB:  10/8/1941)  Trustee  Chairman,  President,  Chief
Executive  Officer,   and  Director  of  NACCO  Industries,   Inc.   (Machinery/
Coal/Appliances); Director of Goodrich Corp. (Aircraft Systems/Manufacturing/ Chemicals).

JAMES O. WELCH, JR., (DOB: 5/13/1931) Trustee Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); and Director of TECO Energy, Inc.

J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee Retired Chairman and CEO of Rohm and Haas Co. (Chemicals); Director of Cummins Inc. (Diesel Engines), The Mead Corp. (Paper Products), and AmeriSource Health Corp. (Pharmaceutical Distribution); Trustee of Vanderbilt University.

R. GREGORY BARTON, (DOB: 4/25/1951) Secretary* Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, (DOB: 5/21/1957) Treasurer* Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

*Officers of the Funds are "interested persons" as defined in the 1940 Act.


THE VANGUARD GROUP

Each Fund is a member of The Vanguard Group of Investment Companies, which consists of more than 100 funds. Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the Funds and the other funds in The Vanguard Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's total expenses which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses such as legal, auditing, and custodian fees.

     Each fund's officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the funds.


     Vanguard, Vanguard Marketing Corporation, the funds' adviser, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the funds, but place substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the funds.

     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the funds. The amounts which each of the funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. At October 31, 2000, and the six-month period ended April 30, 2001, each fund had contributed capital to Vanguard representing 0.02% of each Fund's net assets. The total amount contributed by the Funds was $5,217,000, and $5,990,000, respectively, which represented 5.3%, and 6.1%, respectively, of Vanguard's capitalization. The Amended and Restated Funds' Service Agreement provides as follows: (a) each Vanguard fund may be called upon to invest 40% of its current assets in Vanguard, and (b) there is no other limitation on the dollar amount each Vanguard fund may contribute to Vanguard's capitalization.


     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc. provides all distribution and marketing activities for the funds in the Group. The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of Vanguard. The trustees and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each fund, and whether to organize new investment companies.


     One half of the distribution expenses of a marketing and promotional nature is allocated among the fundss based upon their relative net assets. The remaining one half of these expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a Group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for Vanguard, and that no fund shall incur annual distribution expenses in excess of 0.20 of 1% of its average month-end net assets.




     During the fiscal years ended October 31, 1998, 1999, and 2000, and the six-month period ended April 30, 2001, the Funds incurred the following approximate amounts of The Vanguard Group's management and administrative (including transfer agency), distribution, and marketing expenses.




                                         FISCAL YEAR   FISCAL YEAR   FISCAL YEAR        SIX-MONTH
                                               ENDED         ENDED         ENDED     PERIOD ENDED
                                          10/31/1998    10/31/1999    10/31/2000   APRIL 30, 2001
FUND

Tax-Exempt Money Market Fund ............ $9,944,000   $11,464,000   $12,787,000       $7,108,000
Short-Term Tax-Exempt Fund ..............  2,686,000     2,992,000     3,280,000        1,744,000
Limited-Term Tax-Exempt Fund. ...........  3,887,000     4,260,000     4,431,000        2,486,000
Intermediate-TermTax-Exempt Fund ........ 13,234,000    13,906,000    13,771,000        7,572,000
Long-Term Tax-Exempt Fund ...............  2,488,000     3,861,000     2,626,000        1,454,000
Insured Long-Term Tax-Exempt Fund .......  3,761,000     2,631,000     3,700,000        2,126,000
High-Yield Tax-Exempt Fund ..............  4,406,000     4,971,000     4,843,000        2,690,000





     The Funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the Funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the Funds' management and administrative expenses and are not reflected in these totals.

     INVESTMENT   ADVISORY  SERVICES.   Vanguard  provides  investment  advisory
services to several Vanguard funds. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard.



TRUSTEE COMPENSATION


The same individuals serve as trustees of all Vanguard funds (with two exceptions, which are noted in the table on page B-14), and each fund pays a proportionate share of the trustees' compensation. The funds employ their officers on a shared basis, as well. However, officers are compensated by Vanguard, not the funds.




     INDEPENDENT TRUSTEES. The funds compensate their independent trustees--that is, the ones who are not also officers of the funds--in three ways:


 .    The  independent  trustees  receive an annual fee for their  service to the funds, which is subject to reduction based on absences from scheduled board meetings.

 .    The  independent  trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.
 .    Upon  retirement  (after  attaining  age 65 and  completing  five  years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

     "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.


     COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

                VANGUARD MUNICIPAL BOND FUNDS
                   COMPENSATION TABLE

                                                                PENSION OR
                                                                RETIREMENT                      TOTAL
                                                                  BENEFITS                    COMPENSATION
                                                  AGGREGATE     ACCRUED AS     ESTIMATED        FROM ALL
                                                 COMPENSATION   PART OF THE      ANNUAL         VANGUARD
                                                   FROM THE       TRUST'S      BENEFITS UPON  FUNDS PAID TO
              NAMES OF TRUSTEES                    TRUST(1)       EXPENSES     RETIREMENT      TRUSTEES(2)
-----------------------------------------------------------------------------------------------------------
John J. Brennan . . . . . . . . . . . . . . .        None          None            None            None
Charles D. Ellis(3).  . . . . . . . . . . . .        None          None            None            None
JoAnn Heffernan Heisen. . . . . . . . . . . .      $5,298          $234         $15,000        $100,000
Burton G. Malkiel . . . . . . . . . . . . . .       5,329           386          15,000         100,000
Alfred M. Rankin, Jr. . . . . . . . . . . . .       5,192           283          15,000          98,000
John C. Sawhill(4) .  . . . . . . . . . . . .       2,356             0             N/A          44,483
James O. Welch, Jr. . . . . . . . . . . . . .       5,192           413          15,000          98,000
J. Lawrence Wilson. . . . . . . . . . . . . .       5,298           298          15,000         115,000

(1) The amounts shown in this column are based on the Funds' fiscal year ended October 31, 2000.
(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 109 Vanguard funds (107 in the case of Mr. Malkiel) for the 2000 calendar year.
(3) Mr. Ellis joined the Funds' board, effective January 1, 2001.
(4) Mr. Sawhill died in May, 2000.

                             PORTFOLIO TRANSACTIONS



     HOW TRANSACTIONS ARE EFFECTED. The types of securities in which the Funds invest are generally purchased and sold through principal transactions, meaning that the Funds normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Brokerage commissions are not paid on these transactions, although the purchase price for securities usually includes an undisclosed compensation. Purchases from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices). During the fiscal years ended October 31, 1998, 1999, 2000, and the six-month period ended April 30, 2001, the Funds did not pay any brokerage commissions.


     HOW BROKERS AND DEALERS ARE SELECTED. Vanguard's Fixed Income Group (the Group) chooses brokers or dealers to handle the purchase and sale of the Funds' securities, and is responsible for getting the best available price and most favorable execution for all transactions. When the Funds purchase a newly issued security at a fixed price, the Group may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Funds to offset their management expenses. The Group is required to seek best execution of all transactions and is not authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction solely on account of the receipt of research or other services.

     HOW THE REASONABLENESS OF BROKERAGE COMMISSIONS IS EVALUATED. As previously explained, the types of securities that the Funds purchase do not normally involve the payment of brokerage commissions. If any brokerage commissions are paid, however, the Fixed Income Group will evaluate their reasonableness by considering: (a) historical commission rates; (b) rates which other institutional  investors are paying, based upon publicly available  information;
(c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

     Some securities considered for investment by a Fund may also be appropriate for other funds or clients served by the investment advisers. If purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other funds or clients served by the investment advisers are considered at or about the same time, transactions in such securities will be allocated among the Fund and the several funds and clients in a manner deemed equitable by the respective investment adviser. Although there will be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds' board of trustees.


                    CALCULATION OF YIELD (MONEY MARKET FUND)

The current yield of the Money Market Fund is calculated daily on a base period return of a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes) in such account by its average net asset value for the period, and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Fund, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for the Fund by adding 1 to the net change, raising the sum to the 365/7th power, and subtracting 1 from the result.



  Set forth below is an example, for purposes of illustration only, of the current and effective yield calculations for the Money Market Fund for the 7-day base period ended April 30, 2001.


Value of account at beginning of period. . . . .          $1.00000
Value of same account at end of period*. . . . .          $1.00077
Net Change in account value. . . . . . . . . . .          $0.00077
Annualized Current Net Yield

  (Net Change x 365/7) ^ average net asset value           3.98%
Effective Yield

  [(Net Change) + 1]/365/7/ - 1. . . . . . . . .           4.10%
Average Weighted Maturity of Investments . . . .           34days
* Exclusive of any capital changes


     The net asset value of a share of the Money Market Fund is $1.00 and it is not expected to fluctuate. However, the yield of the Fund will fluctuate. The Fund has obtained private insurance that partially protects the Money Market Fund against default of the principal or interest payments on some of the instruments it holds, and against bankruptcy by issuers and credit enhancers of these instruments. Treasury and other U. S. Government securities held by the Fund are excluded from this coverage. The annualization of a week's dividend is not a representation by the Fund as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Fund invests in, changes in interest rates on instruments, changes in the expenses of the Fund, and other factors. Yields are one basis investors may use to analyze the Fund, and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing portfolio instruments, computing net asset value, and calculating yield.

                CALCULATION OF YIELD (OTHER FUNDS OF THE TRUST)

Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[((A-B)/CD+1)/6/- 1]

  Where:

          a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements)
          c  = the average daily number of shares outstanding during the period that were entitled to receive dividends
          d  = the maximum offering price per share on the last day of the period

                             YIELD AND TOTAL RETURN


The yield of each Fund for the 30-day period (seven-day period for the Tax-Exempt Money Market Fund) ended April 30, 2001, is set forth below for the then-available share class:


 Tax-Exempt Money Market Fund .....................   3.98%
 Short-Term Tax-Exempt Fund Investor Shares .......   3.36%
 Short-Term Tax-Exempt Fund Admiral Shares ........   3.42%
 Limited-Term Tax-Exempt Fund Investor Shares .....   3.93%
 Limited-Term Tax-Exempt Fund Admiral Shares ......   3.99%
 Intermediate-Term Tax-Exempt Fund Investor Shares    4.22%
 Intermediate-Term Tax-Exempt Fund Admiral Shares .   4.28%
 Long-Term Tax-Exempt Fund Investor Shares ........   4.74%
 Long-Term Tax-Exempt Fund Admiral Shares .........   4.80%
 Insured Long-Term Tax-Exempt Fund Investor Shares    4.60%
 Insured Long-Term Tax-Exempt Fund Admiral Shares .   4.66%
 High-Yield Tax-Exempt Fund Investor Shares .......   5.26%


  The average annual total return of each Fund for the one-, five-, and ten-year periods ended April 30, 2001, is set forth below:




FUND                                   1 YEAR      5 YEARS      10 YEARS
                                        ENDED        ENDED        ENDED
                                      4/30/2001    4/30/2001    4/30/2001
Tax-Exempt Money Market Fund.......     3.95%        3.49%        3.34%
Short-Term Tax-Exempt Fund.........     5.71%        4.13%        4.23%
Limited-Term Tax-Exempt Fund.......     7.63%        4.77%        5.16%
Intermediate-Term Tax-Exempt Fund       9.31%        5.53%        6.59%
Long-Term Tax-Exempt Fund..........    10.83%        6.29%        7.26%
Insured Long-Term Tax-Exempt Fund      10.90%        6.37%        7.15%
High-Yield Tax-Exempt Fund.........    10.58%        6.21%        7.28%

AVERAGE ANNUAL TOTAL RETURN

Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of the Fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares.

     Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods according to the following formula (average annual total return is then expressed as a percentage):

                              T = (ERV/P)/1/N/ - 1

  Where:

          T  = average annual total return
          P = a hypothetical initial investment of $1,000 n = number of years
          ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

AVERAGE ANNUAL AFTER-TAX TOTAL RETURN QUOTATION

We calculate the Funds' average annual after-tax total return by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas:

After-tax return:

                               P (1+T) /N/ = ATV

  Where:

          P  = a hypothetical initial investment of $1,000
          T = average annual after-tax total return n = number of years
          ATV = after-tax value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 payment made at the beginning of the time period, assuming no liquidation of the investment at the end of the measurement periods.




Instructions.

1. Assume all distributions by the Funds are reinvested--less the taxes due on such distributions--at the price on the reinvestment dates during the period. Adjustments may be made for subsequent re-characterizations of distributions.

2. Calculate the taxes due on distributions by the Funds by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Assume no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Ignore any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to a Fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees.

4.   State the total return quotation to the nearest hundredth of one percent.

CUMULATIVE TOTAL RETURN

Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                C = (ERV/P) - 1

  Where:

          C  = cumulative total return
          P  = a hypothetical initial investment of $1,000
          ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

                             INVESTMENT MANAGEMENT

The Funds receive all investment advisory services on an "internalized," at-cost basis from an experienced investment management staff employed directly by The Vanguard Group, Inc. (Vanguard), a subsidiary jointly owned by the Funds and the other funds in The Vanguard Group of Investment Companies. The investment management staff is supervised by the senior officers of the Funds.


     During the fiscal years ended December 31, 1998, 1999, and 2000, and the six-month period ended April 30, 2001, the Funds incurred expenses for investment advisory services in the following amounts:



                                                                       SIX-MONTH
                                                                    PERIOD ENDED
FUND                                    1998       1999      2000 APRIL 30, 2001

Tax-Exempt Money Market Fund...     $735,000   $826,000  $849,000      $498,000
Short-Term Tax-Exempt Fund.....      200,000    219,000   220,000       121,000
Limited-Term Tax-Exempt Fund...      272,000    310,000   297,000       169,000
Intermediate-Term Tax-Exempt Fund    927,000  1,019,000   921,000       525,000
Long-Term Tax-Exempt Fund......      175,000    195,000   175,000       102,000
Insured Long-Term Tax-Exempt Fund    275,000    285,000   248,000       143,000
High-Yield Tax-Exempt Fund.....      316,000    365,000   322,000       191,000


     In substance, the Funds can be viewed as a series of seven broadly diversified Funds of Municipal Bonds, with investment management staff responsible for: maintaining the specified standards; making changes in specific issues right in light of changes in the fundamental basis for purchasing such securities; and adjusting the seven Funds to meet cash inflow (or outflow), which reflects new purchases and exchanges of shares by investors (or net redemptions of shares) and reinvestment of a Fund's income.

     The investment policies of each of the Funds may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a Fund is known as "turnover rate" and may involve the payment by the Fund of dealer mark-ups, underwriting commissions and other transaction costs on the sales of securities as well as on the reinvestment of the proceeds in other securities. The annual turnover rate for the Funds is set forth under the heading "Financial Highlights" in the Vanguard Municipal Bond Funds Prospectus. The turnover rate is not a limiting factor when management deems it desirable to sell or purchase securities. It is impossible to predict whether or not the turnover rates in future years will vary significantly from the rates in recent years.

                              FINANCIAL STATEMENTS

The Funds' financial statements as of and for the fiscal year ended October 31, 2000, appearing in the Vanguard Municipal Bond Funds' 2000 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Funds' financial statements as of and for the period ended April 30, 2001, appearing in the Funds' 2001 Semiannual Report to Shareholders, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' 2000 Annual Report and 2001 Semiannual Report to Shareholders, which may be obtained without charge.


                DESCRIPTION OF MUNICIPAL BONDS AND THEIR RATINGS

Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member Funds of The Vanguard Group of Investment Companies.


     MUNICIPAL BONDS--GENERAL. Municipal Bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loan to other public institutions and facilities.

     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt industrial development bonds, short-term municipal obligations, demand notes and tax-exempt commercial papers.

     Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes.

     Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Funds will invest are payable on not more than 397 days' notice. Each note purchased by the Funds will meet the quality criteria set out above for the Funds.

     The yields of Municipal Bonds depend on, among other things, general money market conditions, conditions in the Municipal Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation represent their opinions of the quality of the Municipal Bonds rated by them. It should be emphasized that such ratings are general and are not absolute stands of quality. Consequently, Municipal Bonds with the same maturity, coupon and rating may have different yields, while Municipal Bonds of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the investment management staff to appraise independently the fundamental quality of the bonds held by the Funds.

     The Funds may purchase Municipal Bonds subject to so-called "demand features." In such cases the Funds may purchase a security that is nominally long-term but has many of the features of shorter-term securities. By virtue of this demand feature, the security will be deemed to have a maturity date that is earlier than its stated maturity date.

     From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of each Fund to achieve its investment objective. In that event, the Fund's trustees and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

     Similarly, from time to time proposals have been introduced before State and local legislatures to restrict or eliminate the State and local income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of each Fund to achieve its respective investment objective. In that event, the Fund's trustees and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

     RATINGS. Excerpts from Moody's Municipal Bond ratings: Aaa--judged to be of the "best quality" and are referred to as "gilt edge"; interest payments are protected by a large or by an exceptionally stable margin and principal is secure; Aa--judged to be of "high quality by all standards" but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated Municipal Bonds; together with Aaa group they comprise what are generally know as "high grade bonds"; A--possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A-rated Municipal Bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa--considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--protection of principal and interest payments may be very moderate; judged to have speculative elements; their future cannot be considered as well-assured; B--lack characteristics of a desirable investment; assurance of interest and principal payments over any long period of time may be small; Caa--poor standing; may be in default or there may be present elements of danger with respect to principal and interest;
Ca--speculative in a high degree; often in default; C--lowest rated class of bonds; issues so rated can be regarded as having extremely poor prospects for ever attaining any real investment standing.

     DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used will be as follows:

     MIG-1--Best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both; MIG-2--High quality with margins of protection ample although not so large as in the preceding group.

     DESCRIPTION   OF  MOODY'S   HIGHEST   COMMERCIAL   PAPER  RATING:   PRIME-1
("P-1")--Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

     EXCERPTS  FROM  STANDARD & POOR'S  CORPORATION'S  MUNICIPAL  BOND  RATINGS:
AAA--has the highest rating assigned by S&P ; extremely strong capacity to pay principal and interest; AA--has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree; A--has a strong capacity to pay principal and interest, although somewhat more susceptible to the adverse changes in circumstances and economic conditions; BBB--regarded as having an adequate capacity to pay principal and interest; normally exhibit adequate protection parameters but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in A category; BB--B--CCC--CC predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of obligation; BB is being paid; D--in default, and payment of principal and/ or interest is in arrears.

     The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     EXCERPT  FROM  STANDARD & POOR'S  CORPORATION'S  RATING OF  MUNICIPAL  NOTE
ISSUES: SP-1+ --very strong capacity to pay principal and interest; SP-1--strong capacity to pay principal and interest.

     DESCRIPTION  OF  S&P'S  HIGHEST  COMMERCIAL  PAPERS  RATINGS:  A-1+  --This
designation indicates the degree of safety regarding timely payment is overwhelming. A-1 --This designation indicates the degree of safety regarding timely payment is very strong.

     At least 95% of the municipal securities held by each of the Funds, with the exception of the Money Market and Insured Long-Term Funds, must be rated a minimum of Baa (or BBB) by Moody's or Standard & Poor's. The Money Market Fund cannot hold bonds rated BBB or below investment grade. The Insured Long-Term Fund will be at least 80% insured with the remaining 20% having a minimum rating of A. Of the remaining Funds, no more than 20% of the Fund will be held in the lowest investment grade. Not more than 5% of the municipal securities of each Fund may be lower-rated or unrated.

     In the event that a particular obligation held by a Fund is downgraded below the minimum investment level permitted the investment policies of such Fund, the trustees and officers of the Fund will carefully assess the creditworthiness of the obligation to determine whether it continues to meet the policies and objectives of the Fund.







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                                                                   SAI095 122001